Exhibit 10.7

Amended and Restated

8% Fixed Convertible Promissory Note

This AMENDED AND RESTATED 8% FIXED CONVERTIBLE NOTE is made and entered into as of August 4, 2016 by and between American Cannabis Company (the “Company”), a Delaware corporation, with its principal executive offices at 5690 Logan St. Unit A, Denver, CO 80216, and Tangiers Global, LLC (the “Investor”), a Wyoming limited liability company, with its principal executive offices at Caribe Plaza Office Building 6th Floor, Palmeras St. # 53, San Juan, PR 00901 (collectively the “Parties”).

WHEREAS, the Company and Tangiers previously entered into an 8% Fixed Convertible Promissory Note dated June 23, 2016 in the Principal Sum of $50,000 (the “Original Note”).

WHEREAS, in reliance upon and consistent with its obligations under the June 23, 2016 Original Note, the Company, in a timely fashion consistent with Section 3.0 of that document, filed both Form 8-K with the Securities and Exchange Commission and issued a press release after meeting, conferring and obtaining the approval from Investor. Investor and Company agree that no further press release or Form 8-K need be filed reflecting this amendment and restatement.

WHEREAS, the Parties wish to amend and restate the Original Note to read as set forth herein.

NOW, THEREFORE, is consideration of the mutual covenants and promises set forth below, the Original Note is amended, and restated in its entirety, as set forth below.

Note: August 4, 2016

NEITHER THESE SECURITIES, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES ARE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL SUM REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL SUM AND ACCRUED INTEREST SET FORTH BELOW.

8% FIXED CONVERTIBLE PROMISSORY NOTE

OF

AMERICAN CANNABIS COMPANY, INC.

Issuance Date: August 4 , 2016

Total Face Value of Note: $50,000

This Note is a duly authorized Fixed Convertible Promissory Note of American Cannabis Company, Inc. a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), designated as the Company's 8% Fixed Convertible Promissory Note due February 14, 2017 (“Maturity Date”) in the principal amount of $50,000 (the “Note”).

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For Value Received, the Company hereby promises to pay to the order of Tangiers Global, LLC or its registered assigns or successors-in-interest (“Holder”) the Principal Sum of $50,000 (the “Principal Sum”) and to pay “guaranteed” interest on the principal balance hereof at an amount equivalent to 8% of the Principal Sum, to the extent such Principal Sum and “guaranteed” interest and any other interest, fees, liquidated damages and/or items due to Holder herein have been repaid or converted into the Company's Common Stock (the “Common Stock”), in accordance with the terms hereof.

In the event the S-1 related to the Amended and Restated Investment Agreement dated August 4, 2016 and executed by the Holder and Company goes effective within 180 days of the effective date of the Original Note, the Maturity Date of this Note will be extended to April 14, 2017.

In addition to the “guaranteed” interest referenced above, and in the Event of Default pursuant to Section 3.00(a), additional interest will accrue from the date of the Event of Default at the rate equal to the lower of 18% per annum or the highest rate permitted by law (the “Default Rate”).

This Note will become effective only upon the execution by both parties, including the execution of Exhibits B, C, the Irrevocable Transfer Agent Instructions and the ________ Amended and Restated Investment Agreement between the Company and Holder (the “Effective Date”).

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Conversion Price” shall be fixed at a price equal to $.1135.

“Principal Amount” shall refer to the sum of (i) the original principal amount of this Note (including the original issue discount, prorated if the Note has not been funded in full), (ii) all guaranteed and other accrued but unpaid interest hereunder, (iii) any fees due hereunder, (iv) liquidated damages, and (v) any default payments owing under the Note, in each case previously paid or added to the Principal Amount.

“Principal Market” shall refer to the primary exchange on which the Company’s common stock is traded or quoted.

“Trading Day” shall mean a day on which there is trading or quoting for any security on the Principal Market.

“Underlying Shares” means the shares of common stock into which the Note is convertible (including interest, fees, liquidated damages and/or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1.00 Conversion.

Conversion Right. Following 180 days from the Effective Date of the Original Note and subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's sole option, at any time and from time to time to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock as per the Conversion Price. The date of any conversion notice (“Conversion Notice”) hereunder shall be referred to herein as the “Conversion Date”.

(a) Registration: The Company will take any and all necessary action to have the S-1 declared effective by the SEC within 90 days after the Company has filed its registration statement. In the event that the S-1 is declared effective within 90 days following document execution, $25,000 will be automatically deducted from the balance of the Commitment Fee debenture. In the event that the S-1 is declared effective within 135 days (but more than 90 days) following document execution, $15,000 will be automatically deducted from the balance of the Commitment Fee debenture.

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(b)       Stock Certificates or DWAC. The Company will deliver to the Holder, or Holder’s authorized designee, no later than 2 Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) shall be free of restrictive legends and trading restrictions if the shares of Common Stock underlying the portion of the Note being converted are eligible under a resale exemption pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) of the Securities Act of 1933, as amended) representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in DTC’s FAST program, the Company shall instead use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its DWAC program (provided that the same time periods herein as for stock certificates shall apply).

(c) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, legal opinion and related charges, postage/mailing charge or any other expense with respect to the issuance of such Common Stock. Company shall pay all Transfer Agent fees incurred from the issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance. Any such fees or charges, as noted in this Section that are paid by the Holder (whether from the Company’s delays, outright refusal to pay, or otherwise), will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

(d)       Delivery Timeline. If the Company fails to deliver to the Holder such certificate or certificates (or shares through the DWAC program) pursuant to this Section (free of any restrictions on transfer or legends, if eligible) prior to 3 Trading Days after the Conversion Date, the Company shall pay to the Holder as liquidated damages an amount equal to $2,000 per day, until such certificate or certificates are delivered. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from a failure to deliver the Common Stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. Such liquidated damages will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

(e)       Reservation of Underlying Securities. The Company covenants that it will at all times reserve and keep available for Holder, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, five times the number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 1.00, but without regard to any ownership limitations contained herein) upon the conversion of this Note (consisting of the Principal Amount), under the formula in Section 3.00(c) below, to Common Stock (the “Required Reserve”). The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable (if eligible). If the amount of shares on reserve in Holder’s name at the Company’s transfer agent for this Note shall drop below the Required Reserve, the Company will, within 2 Trading Days of notification from Holder, instruct the transfer agent to increase the number of shares so that the Required Reserve is met. In the event that the Company does not instruct the transfer agent to increase the number of shares so that the Required Reserve is met, the Holder will be allowed, if applicable, to provide this instruction as per the terms of the Irrevocable Transfer Agent Instructions attached to this Note. The Company agrees that the maintenance of the Required Reserve is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

The Company agrees that this is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

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(f)       Conversion Limitation. The Holder will not submit a conversion to the Company that would result in the Holder beneficially owning more than 9.99% of the then total outstanding shares of the Company (“Restricted Ownership Percentage”).

(g)       Conversion Delays. If the Company fails to deliver shares in accordance with the timeframe stated in Section 1.00(b), the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares. The rescinded conversion amount will be returned to the Principal Sum with the rescinded conversion shares returned to the Company, under the expectation that any returned conversion amounts will tack back to the Effective Date.

(h)       Shorting and Hedging. During the term of this Note the Holder, and its control persons, affiliates, principals and advisors, and any other person or entity acting by, through or in conjunction with any of them, shall not conduct or participate in any short selling or hedging of the Company’s common stock that is the subject of this Fixed Convertible Promissory Note.

(i)       Conversion Right Unconditional. If the Holder shall provide a Conversion Notice as provided herein, the Company's obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

Section 2.00 Securities Laws Disclosure; Publicity. The Company and the Holder acknowledge that consistent with the terms of Section 3 of the Original Note executed on June 23, 2016, Company timely filed Form 8-K with the Securities and Exchange Commission and issued, with the approval of Holder, a press release disclosing the material terms of the transactions contemplated hereby. From and after the issuance of such press release, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to the Holder by the Company, or any of its officers, directors, employees, or agents in connection with the transactions contemplated by this Note. The Company and the Holder shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Holder shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Holder, or without the prior consent of the Holder, with respect to any press release of the Company, none of which consents shall be unreasonably withheld, delayed, denied, or conditioned except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Holder, or include the name of the Holder in any filing with the United States Securities and Exchange Commission or any regulatory agency or Principal Market, without the prior written consent of the Holder, except to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the Holder with prior notice of such disclosure permitted hereunder.

The Company agrees that this is a material term of this Note and any breach of this Section 2.00 will result in a default of the Note.

Section 3.00 Defaults and Remedies.

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(a)       Events of Default. An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than 5 Trading Days after the due date; (ii) if the Company does not issue the press release or file the Current Report on Form 8-K, in each case in accordance with the provisions and the deadlines referenced Section 2.00; (iii) a default in the timely issuance of underlying shares upon and in accordance with terms of Section 1.00, which default continues for 2 Trading Days after the Company has failed to issue shares or deliver stock certificates within the 3rd Trading Day following the Conversion Date; (iv) failure by the Company for 3 days after notice has been received by the Company to comply with any material provision of this Note, unless this Note expressly grants a different remedy period; (v) failure of the Company to remain compliant with DTC, thus incurring a “chilled” status with DTC; (vi) if the Company is subject to any Bankruptcy Event; (vii) any failure of the Company to satisfy its “filing” obligations under Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates; (viii) any failure of the Company to provide the Holder with information related to its corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within 1 Trading Day of request by Holder; (ix) failure by the Company to maintain the Required Reserve in accordance with the terms of Section 1.00(e); (x) failure of Company’s Common Stock to maintain a closing bid price in its Principal Market for more than 3 consecutive Trading Days; (xi) any delisting from a Principal Market for any reason; (xii) failure by Company to pay any of its Transfer Agent fees in excess of $2,000 or to maintain a Transfer Agent of record; (xiii) failure by Company to notify Holder of a change in Transfer Agent within 24 hours of such change; (xiv) any trading suspension imposed by the Securities and Exchange Commission (“SEC”) under Sections 12(j) or 12(k) of the 1934 Act; or (xv) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 to the Holder or its assigns, including but not limited to the timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website.

(a)                Remedies. If an event of default occurs, the outstanding Principal Amount of this Note owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash at the “Mandatory Default Amount”. The Mandatory Default Amount means 125% of the outstanding Principal Amount of this Note. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, this Note shall accrue additional interest, in addition to the Note’s “guaranteed” interest, at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. In connection with such acceleration described herein, the Holder need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit the Holder's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

(b)               Conversion Formula Remedy. At any time and from time to time after a default occurs solely due to the fact that the Note is not retired on or before the Maturity Date (“Maturity Default”), subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's sole option, to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock at the Default Conversion Price. The “Default Conversion Price” shall be equal to the lower of: (a) the Conversion Price or (b) 65% of the average of the two lowest closing bid prices of the Company’s common stock during the 10 consecutive trading days prior to the date on which Investor elects to convert all or part of the Note. For the purpose of calculating the Default Conversion Price only, any time after 4:00 pm Eastern Time (the closing time of the Principal Market) shall be considered to be the beginning of the next Business Day. If the Company is placed on “chilled” status with the DTC, the discount shall be increased by 10%, i.e., from 35% to 45%, until such chill is remedied. If the Company is not DWAC eligible through it’s Transfer Agent and DTC’s FAST system, the discount will be increased by 5%, i.e., from 35% to 40%. In the case of both, the discount shall be a cumulative increase of 15%, i.e., from 35% to 50%.

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Section 4.00 Representations and Warranties of Holder.

Holder hereby represents and warrants to the Company that:

(a) Holder is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”), and will acquire this Note and the Underlying Shares (collectively, the “Securities”) for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Holder has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the Securities. Holder can bear the economic risk of the Securities, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Securities. Holder recognizes that the Securities have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available. Holder has carefully considered and has, to the extent Holder believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, and has determined that the Securities are a suitable investment for it. Holder has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Holders’ knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Holder has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Holder. The Company has not supplied Holder any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and Holder is relying on its own investigation and evaluation of the Company and the Securities and not on any other information.

(b) The Holder is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Holder is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(c) All corporate action has been taken on the part of the Holder, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note. The Holder has taken all corporate action required to make all of the obligations of the Holder reflected in the provisions of this Note, valid and enforceable obligations.

(d) Each certificate or instrument representing Securities will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the 1933 Act:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

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Section 5.00 General.

(a)        Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)        Assignment, Etc. The Holder may assign or transfer this Note to any transferee with the approval of the Company. If the Note is in default, the Holder may assign or transfer this Note to any transferee at its sole discretion.. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(c)       Funding Window. The Company agrees that it will not enter into a convertible debt financing transaction with any party other than the Holder for a period of 90 Trading Days following the Effective Date. The Company agrees that this is a material term of this Note and any breach of this will result in a default of the Note

(d)       Piggyback Registration Rights. Purposely withheld

(e)       Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any convertible debt security (whether such debt begins with a convertible feature or such feature is added at a later date) with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Company shall notify the Holder of such additional or more favorable term and such term, at the Holder's option, shall become a part of this Note and its supporting documentation.. The types of terms contained in the other security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion look back periods, interest rates, original issue discount percentages and warrant coverage.

(f)       Governing Law; Jurisdiction.

(i)                 Governing Law. This Note shall be governed by, and construed and interpreted in accordance with, the substantive laws of the State of Colorado without giving effect to any conflict of laws rule or principle that might require the application of the laws of another jurisdiction.

(ii)       Jurisdiction and Venue. Any dispute, claim, suit, action or other legal proceeding arising out of or relating to this Note or the rights and obligations of each of the parties shall be brought only in a competent court in Colorado or in the federal courts of the United States of America located in Colorado.

(iii)       No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

(iv)       Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding has to be made by hand delivery of such process to its last known attorney as set forth in its most recent SEC filing.

(v)       Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

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(g)       No Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act of 1933, as amended, on the basis of being a “bad actor” as that term is established in the September 13, 2013 Small Entity Compliance Guide published by the SEC.

(h)       Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal, fees, liquidated damages or interest on this Note.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Company has caused this Amended and Restated 8% Fixed Convertible Promissory Note to be duly executed on the day and in the year first above written.

AMERICAN CANNABIS COMPANY, INC.

By: /s/ Corey Hollister

Name:       Corey Hollister

Title:        President, Chief Executive Officer

Email: hollister@americancannabisconsulting.com

Address: 5690 Logan Avenue, Unit A, Denver, CO 80216

This Amended and Restated 8% Fixed Convertible Promissory Note of August _______ is accepted this ____ day of ______, 2016 by

TANGIERS GLOBAL, LLC

By: /s/ Justin Ederle

Name: Justin Ederle

Title: Managing Member

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EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of that certain Amended and Restated 8% $50,000 Fixed Convertible Promissory Note identified as the Note)

DATE: ____________________________

FROM: Tangiers Global, LLC

Re:	Amended and Restated 8% $50,000 Fixed Convertible Promissory Note (this “Note”) originally issued by American Cannabis Company, Inc., a Delaware corporation, to Tangiers Global, LLC on August 4, 2016.

The undersigned on behalf of Tangiers Global, LLC, hereby elects to convert $_______________________ of the aggregate outstanding Principal Sum (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.00001 par value per share, of American Cannabis Company, Inc. (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in this Note.

Conversion information:

_______________________________________

Date to Effect Conversion

_______________________________________

Aggregate Principal Sum of Note Being Converted

________________________________________

Aggregate Interest on Amount Being Converted

_______________________________________

Remaining Principal Balance

_______________________________________

Number of Shares of Common Stock to be Issued

______________________________________

Applicable Conversion Price

_______________________________________

Signature

_____________________________________

Name

_____________________________________

Address

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EXHIBIT B

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

AMERICAN CANNABIS COMPANY, INC.

The undersigned, being directors of American Cannabis Company, Inc., a Delaware corporation (the “Company”), acting pursuant to the Bylaws of the Corporation, do hereby consent to, approve and adopt the following preamble and resolutions:

Convertible Note with Tangiers Global, LLC

The board of directors of the Company has reviewed and authorized the following documents relating to the issuance of a Amended and Restated 8% Fixed Convertible Promissory Note in the amount of $50,000 with Tangiers Global, LLC.

The documents agreed to and dated August 4, 2016 are as follows:

Amended and Restated 8% Fixed Convertible Promissory Note of American Cannabis Company, Inc.

Irrevocable Transfer Agent Instructions

Certificate of Corporate Secretary

IN WITNESS WHEREOF, the undersign member(s) of the board of the Company executed this unanimous written consent as of August 4, 2016.

_________________________________

By:

Its:

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EXHIBIT C

NOTARIZED CERTIFICATE OF CORPORATE SECRETARY OF

AMERICAN CANNABIS COMPANY, INC.

(Two Pages)

The undersigned is the duly elected Corporate Secretary of American Cannabis Company, Inc., a Delaware corporation (the “Company”).

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company’s corporate and financial books and records, including, but not limited to, the Company’s records relating to the following:

(A)	The issuance of that certain Amended and Restated 8% Fixed Convertible Promissory Note dated August 4, 2016 (the “Note Issuance Date”) issued to Tangiers Global, LLC (the “Holder”) in the stated original principal amount of $50,000 (the “Note”);

(B)	The Company’s Board of Directors duly approved the issuance of the Note to the Holder;

(C)	The Company has not received and does not contemplate receiving any new consideration from any persons in connection with any later conversion of the Note and the issuance of the Company’s Common Stock upon any said conversion;

(D)	To my best knowledge and after completing the aforementioned review of the Company’s stockholder and corporate records, I am able to certify that the Holder (and the persons affiliated with the Holder) are not officers, directors, or directly or indirectly, ten percent (10.00%) or more stockholders of the Company and none of said persons has had any such status in the one hundred (100) days immediately preceding the date of this Certificate;

(E)	The Company’s Board of Directors have approved duly adopted resolutions approving the amended and restated Irrevocable Instructions to the Company’s Stock Transfer Agent dated August 4, 2016;

(F)	Mark the appropriate selection:

___ The Company represents that it is not a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, and has never been a shell company, as so defined; or

SThe Company represents that (i) it was a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, (ii) since March 13, 2013, it has no longer been a shell company, as so defined, and (iii) on April 15 2014, it provided Form 10-type information in a filing with the Securities and Exchange Commission.

(G)	I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be “affiliates,” as that term is defined in Rule 144(a)(1) of the Securities Act of 1933, as amended.

(H)	I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Tangiers Global, LLC in connection with the preparation of a legal opinion.

I hereby affix my signature to this Notarized Certificate and hereby confirm the accuracy of the statements made herein.

Signed: /s/ Corey Hollister Date: August 4 , 2016

Name: Corey Hollister Title: President

Chief Executive Officer

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